SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

HOTELS.COM
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-29575	75-2817683
(Commission File Number)	(IRS Employer Identification No.)
10440 North Central Expressway, Suite 400, Dallas, TX	75231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 361-7311

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release of Hotels.com dated May 1, 2003.

Item 9. Regulation FD Disclosure.

     The information included in this Item 9 is intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 1, 2003, Hotels.com issued a press release announcing its first quarter 2003 financial results. A copy of the press release containing the announcement is furnished but not filed as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOTELS.COM

By: /s/ Gregory S. Porter Gregory S. Porter General Counsel and Secretary

Dated: May 1, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Hotels.com dated May 1, 2003.

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